SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement             [  ]  Confidential,  For Use of the  Commission  Only
                                                    (as permitted by Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting  Material  Pursuant to Rule  14a-11(c)
      or Rule 14a-12


                        CENTRAL VIRGINIA BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

                 -------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

                 -------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 -------------------------------------------------------------
        (4)      Proposed maximum aggregate value of transaction:

                 -------------------------------------------------------------
        (5)      Total fee paid:

                 -------------------------------------------------------------

[  ]    Fee paid previously with preliminary materials.

                 -------------------------------------------------------------

[  ]    Check box if any part of the fee is offset as  provided  by  Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount previously paid:

                 -------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement no.:

                 -------------------------------------------------------------
        (3)      Filing Party:

                 -------------------------------------------------------------
        (4)      Date Filed:

                 -------------------------------------------------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.



Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB"), which will be held on Tuesday, April 22, 1997, at 10:00 a.m., at CAJO's Place restaurant on U.S.
Route 60 at Flatrock, Powhatan, Virginia.

         At the Meeting, two directors of CVB will be elected for a term of three years.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the attached proxy card in the enclosed postage paid return envelope. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                  Sincerely yours,



                                  RALPH LARRY LYONS
                                  President and
                                  Chief Executive Officer

Powhatan, Virginia
March 25, 1997

                        CENTRAL VIRGINIA BANKSHARES, INC.
                            U.S. Route 60 at Flatrock
                                   P.O. Box 39
                          Powhatan, Virginia 23139-0039


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 22, 1997


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB") will be held at CAJO's Place restaurant on U.S. Route 60 at Flatrock, Powhatan, Virginia, on April 22, 1997, at 10:00 a.m. for the following purposes:

         (1) To elect two directors for a term of three years and until their respective successors are elected and qualified; and

         (2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 7, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Garland L. Blanton, Jr.
                                    Secretary

Powhatan, Virginia
March 25, 1997


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.



                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 22, 1997



                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $2.50 par value per share ("Common Stock"), of Central Virginia Bankshares, Inc. ("CVB") in connection with the solicitation of proxies by the Board of Directors (the "Board") of CVB to be used at the Annual Meeting of Shareholders to be held on April 22, 1997, at 10:00 a.m. at CAJO's Place restaurant, and any adjournment thereof (the "Annual Meeting").

         The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of CVB's soliciting materials) are being mailed to CVB's shareholders is March 25, 1997. In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone. The cost of soliciting proxies will be borne by CVB.

         The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the slate of director nominees set forth on the proxy and described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia Bankshares, Inc., U.S. Route 60 at Flatrock, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on March 7, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 949,140 shares of Common Stock issued and outstanding and 1,736 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. CVB had no other class of equity securities outstanding at the Record Date.

                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF

                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Election of Directors; The Nominees

         The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at seven. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong, and the years in which their terms of office will expire:

               Class A                  Class C                   Class B
               1997(1)                   1998                      1999
               -------                   ----                      ----

       Elwood C. May            Charles W. Binford       Ralph Larry Lyons
       Charles B. Goodman       John B. Larus            Garland L. Blanton, Jr.
                                                         Fleming V. Austin

-------------------

         (1) These two directors are the nominees for election at the Annual Meeting for a three-year term expiring in 2000 and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

The Board of Directors

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the two nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         There is set forth hereafter as to each of the nominees, and the remaining directors who will continue to serve, certain information including age, principal occupation and, as of February 28, 1997, information respecting beneficial ownership of Common Stock. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 48, has been a director since 1983.
         Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Garland L. Blanton, Jr., 66, has been a director since 1985.
         Mr. Blanton is the President/Manager of Blanton & Pleasants Hardware, Inc., a hardware retailer located in Cartersville, Virginia. He also serves as Secretary of CVB.

Fleming V. Austin, 65, has been a director since 1993.
         Mr. Austin is a retired executive vice president of CVB and the Bank.

Elwood C. May, 56, has been a director since 1973.
         Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 70, has been a director since 1978.
         Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor, and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 77, has been a director since 1973.
         Mr. Binford is a retired partner in A.G. Smith & Co., a general merchandise store located in Maidens, Virginia and the retired postmaster of Maidens, Virginia.

John B. Larus, 68, has been a director since 1973.
         Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank. He is a managing partner in Stony Point Estates.

         Other than Mr. Blanton and Mr. Goodman, who are brothers-in-law, there are no family relationships among the officers and directors of CVB.

Security Ownership of Management


         The following table sets forth information as of February 28, 1997 regarding the beneficial ownership of Common Stock by all directors and nominees, by its President and Chief Executive Officer, and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                          Common Stock
         Name                          Beneficially Owned       Percent of Class
         ----                          ------------------       ----------------
 Directors
 Fleming V. Austin(1)                         2,292                   .24%
 Charles W. Binford(2)                       11,467                  1.21%
 Garland L. Blanton, Jr.(3)                   2,859                   .30%
 Charles B. Goodman(4)                        5,759                   .61%
 John B. Larus(5)                            16,087                  1.71%
 Ralph Larry Lyons(6)                        12,393                  1.31%
 Elwood C. May (7)                            3,853                   .41%

 All present executive officers and
 directors as a group (11 persons)           57,009                  6.01%

--------------------

(1) Includes 963 shares owned by Mr. Austin and his wife as joint tenants and 725 shares owned by his wife.

(2) Includes 987 shares owned by Mr. Binford and his wife as joint tenants and 531 shares owned by his wife.

(3) Includes 1,850 shares owned by Mr. Blanton and his wife as joint tenants and 409 shares owned by his wife.

(4) Includes 1,689 shares owned by Mr. Goodman and his wife as joint tenants and 2,922 shares owned by his wife.

(5)      Includes 6,000 shares owned by Mr. Larus' wife.

(6) Includes 1,852 shares owned by Mr. Lyons and his wife as joint tenants, 801 shares owned by Mr. Lyons' minor son, 1,850 shares owned by his wife, and 937 shares that Mr. Lyons has the right to acquire within 60 days.

(7)      Includes 2,316 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners


         Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of February 28, 1997.

The Board of Directors and Its Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the Annual Meeting of Shareholders. The Board held 13 meetings in the year ended December 31, 1996. For such year, none of CVB's seven directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

         The Board of Directors has an Audit Committee and a compensation committee.

         The Audit Committee consists of Messrs. Blanton and Goodman. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of CVB's independent auditors and federal examiners. The Audit Committee met two times during the year ended December 31, 1996.

         The compensation committee, known as the Salary Planning Committee, consists of Messrs. Austin, Binford and Larus. The Salary Planning Committee is responsible for reviewing and approving salary grade levels for the Bank as well as recommended salary increases. The Salary Planning Committee met once during the year ended December 31, 1996.

         The full Board of Directors acts as a nominating committee.

         Under CVB's Bylaws, notice of a proposed nomination complying with certain specified requirements must be received by CVB not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Bylaws of CVB require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of CVB that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of CVB further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of CVB capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of CVB.

Executive Officers Who Are Not Directors

         Joseph B. Keesee (age 57) is a Vice President and Senior Loan Officer. Prior to joining CVB in 1995, he was Executive Vice President and Senior Lender with Premier Bank, Wytheville, Virginia, for five years. Prior to joining Premier Bank, he was Executive Vice President and Chief Executive Officer of Rappahannock National Bank, Washington, Virginia, for two years and a Senior Vice President with Central Fidelity Bank in Culpeper, Virginia, for 19 years. Mr. Keesee has 27 years of banking experience.

         Judy M. Reynolds (age 35) is a Vice President of CVB. She serves as branch manager of the Main Office in Powhatan and as branch coordinator. Ms. Reynolds has been employed by CVB for 17 years.

         Dawn Z. Bradley (age 41) is a Vice President of CVB and is responsible for marketing and construction and development lending for the Bank. Prior to joining CVB in 1992, Ms. Bradley was a Vice President at Peoples Bank of Virginia as the senior commercial lender.

         F. William Kidd (age 50) is a Vice President and the Cashier of the Bank. Mr. Kidd has been with CVB for 13 years and is presently responsible for the computer operations and bookkeeping areas of the Bank. Mr. Kidd also serves as the security officer for CVB.

                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of CVB in all capacities in which he served:

                           Summary Compensation Table

                                                             Annual Compensation
                                                     -------------------------------------
                                                                                                All Other
           Name and                                                                           Compensation
      Principal Position                Year              Salary ($)       Bonus ($)             ($) (a)
      ------------------                ----              ----------       ---------             -------

Ralph Larry Lyons                       1996                 111,800         2,125               11,180
President, Chief Executive              1995                 103,480         1,990               10,348
Officer and Director                    1994                  95,810         1,842                9,581
----------------

(a)      Consists of contributions to the Profit Sharing/Retirement Plan.

Options Grants in Last Fiscal Year

         There were no grants of stock options to the executive officers during the fiscal year ended December 31, 1996.

Option Exercises and Holdings

          All options held by the Chief Executive Officer at December 31, 1996 were exercisable. The following table sets forth information with respect to exercised and unexercised options held by such officer as of the end of the fiscal year:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUE

                                                             Number of unexercised          Value of unexercised
                         Shares acquired       Value               options at             in-the-money options at
         Name            on exercise (#)   realized ($)      December 31, 1996 (#)         fiscal year end ($)(a)
         ----            ---------------   ------------      ---------------------         ----------------------

Ralph Larry Lyons              -0-              -0-                   937                         $11,010
----------------------

 (a) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of Common Stock underlying the options on December 31, 1996 ($20.75 per share), which value was the last sales price of Common Stock on such date as reported on the Nasdaq National Market System, and the exercise price of the options.

Directors' Fees

         Directors, including directors who are officers of CVB, received fees of $600 for each meeting of the Board attended and $100 for each committee meeting attended during fiscal 1996.

Certain Transactions

         Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans. It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan as of December 31, 1996 was non-accruing, past due or restructured. At December 31, 1996, the aggregate amounts of loans outstanding to all directors and officers of the Bank and members of their immediate families were approximately $1,485,811.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the Common Stock of the Company, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 1996, all filing requirements applicable to its officers and directors were complied with.

                                    AUDITORS

         The Board has appointed Mitchell, Wiggins & Co., independent certified public accountants, to perform the audit of CVB's financial statements for the year ending December 31, 1997. Representatives from Mitchell, Wiggins & Co. will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

          Any proposal which a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in April 1998, must be received by CVB no later than November 22, 1997. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent to the Secretary of CVB by certified mail, return receipt requested.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of CVB's Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO GARLAND L. BLANTON, JR., SECRETARY, CVB, U.S. ROUTE 60 AT FLATROCK, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         The Board of Directors of CVB is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                        CENTRAL VIRGINIA BANKSHARES, INC.

                            U.S. Route 60 at Flatrock
                                  P. O. Box 39
                          Powhatan, Virginia 23139-0039

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                    Proxy Solicited by the Board of Directors

     The undersigned hereby constitutes Ralph Larry Lyons, Charles W. Binford and John B. Larus or any one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Central Virginia Bankshares, Inc. ("CVB") held of record by the undersigned on March 7, 1997, at the Annual Meeting of Shareholders to be held at CAJO's Place restaurant on U.S. Route 60 at Flatrock, Powhatan, Virginia, on Tuesday, April 22, 1997, at 10:00 a.m., or any adjournment thereof, for the following purposes:


1.   Election of Directors     [ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY to vote for all
                                   (except as marked to the contrary)          nominees

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

                      Elwood C. May and Charles B. Goodman

2.   To vote on such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

     Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.



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